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                                                                   Exhibit 10.50
                        AMENDMENT TO PURCHASE AGREEMENT


        This Amendment is entered into effective as of December 15, 2000 between ARV Investment Group, Inc. a California corporation of 245 Fischer Avenue, D-1, Costa Mesa, California 92626 (the "Seller"), and Eenhoorn Development, L.L.C., of 2620 Horizon Drive, S.E., Suite C, Grand Rapids, Michigan 49546 (the "Buyer"), upon the terms and conditions set forth below:

        1. AMENDMENT TO THE PURCHASE AGREEMENT. The Seller and Buyer entered into a Purchase Agreement dated October 4, 2000 for the acquisition by the Buyer from the Seller of certain assets (the "Agreement"). The parties now wish to amend that Agreement as set forth in this document.

        2. AMENDMENTS. The parties hereby amend the Purchase Agreement as follows:

               a) Section 2 Purchase Price is amended to provide for a Purchase Price of $2,987,100.

               b) Subsection 13(l) is amended in full to provide as follows: The Accrued Fees owing by the Partnerships to the Seller have balances owing as of the date of this Agreement, which balances shall continue to be due and owing as of the date of closing, as follows:


Franklin

        Development Fees                    $668,400.00
        Incentive Fees                      $      0
        Property Management Fees            $ 83,382.95
                                                   Subtotal      $751,782.95

Grand Rapids

        Development Fees                    $1,682,000.00
        Incentive Fees                      $        0
        Property Management Fees            $  162,239.37
        Architectural Supervision Fees      $        0
                                                   Subtotal      $1,844,239.37

Lansing

        Development Fees                    $1,332,000.00
        Incentive Fees                      $        0
        Property Management Fees            $  140,914.52
        Architectural Supervision Fees      $        0
                                                   Subtotal      $1,472,914.52


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

Rosewood

        Development Fees                    $1,056,000.00
        Incentive Fees                      $        0
        Property Management Fees            $   66,730.55
                                                   Subtotal      $1,122,730.55

San Marcos

        Development Fees                    $       0
        Incentive Fees                      $       0
        Property Management Fees            $       0
                                                   Subtotal      $        0

                                                          Total         $5,191,667.39


               (c) Section 4 Closing is amended to add a new subsection (e) as follows:

               (e) The Purchase Price shall be allocated to apply the following amounts to the purchase of the General Partner Interests and all other Assets transferred under this Agreement, except for the Accrued Fees stated in Section 13(1):

               Franklin             $22,139.00
               Grand Rapids         $30,045.00
               Lansing              $20,908.00
               Rosewood             $17,074.50
               San Marcos           $30,980.00

The remainder of the Purchase Price is allocated to the purchase of the Accrued Fees stated in Section 13(1) as amended above.

        3. RATIFICATION AND INCONSISTENCY BETWEEN DOCUMENTS. To the extent of any inconsistency in the language of the Agreement and this Amendment the terms and conditions set forth in this Amendment shall control. Except as modified in this Amendment all other terms and conditions of the Agreement are ratified by the parties and remain in full force and effect.

        4. EFFECTIVE DATE. This Amendment shall be effective as of the date first set forth above.

        5. COUNTERPART EXECUTION. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                           (Signature Page to Follow)







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                             BUYER
                             EENHOORN DEVELOPMENT, L.L.C.


                             By:
                                ------------------------------------------------
                                Cornucopia Family Partnership, L.P., a member PCH-A Limited, its General Partner
                                Paulus C. Heule, President

                             SELLER
                             ARV INVESTMENT GROUP, INC.


                             By:
                                ------------------------------------------------
                                     Abdo H. Khoury, Senior Vice President